Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 5 AND CONSENT TO CREDIT AGREEMENT

THIS AMENDMENT NO. 5 AND CONSENT TO CREDIT AGREEMENT (this “Amendment”), dated as of February 2, 2017, is among SunCoke Energy, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities signatories hereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders (the “Administrative Agent”).

RECITALS

A. The Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of July 26, 2011, as amended by Amendment No. 1 thereto, dated as of January 24, 2013, by Amendment No. 2 thereto, dated as of January 13, 2015, by Amendment No. 3 thereto, dated as of April 21, 2015 and by Amendment No. 4 thereto, dated as of November 16, 2015 (as amended, the “Credit Agreement”).

B. The Borrower has requested that the Credit Agreement be amended in the manner set forth herein.

C. NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Administrative Agent, and each Lender party hereto agree as follows:

Section 1. Definitions. Capitalized terms used and not defined in this Amendment shall have the respective meanings given them in the Credit Agreement.

Section 2. Amendments to Credit Agreement. The Credit Agreement is amended, as of the Fifth Amendment Effective Date (as defined below), as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended by adding the following new definition in the appropriate alphabetic order:

““Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation”: with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution”: (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country”: any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority”: any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule”: the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Fifth Amendment Effective Date”: the meaning provided that term in Amendment No. 5 to Credit Agreement, dated as of February 2, 2017, among the Borrower, the Administrative Agent and the Lenders party thereto.

“Write-Down and Conversion Powers”: with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”

(b) Clause (d) of the definition of “Defaulting Lender” set forth in section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

“(d) has (i) has become the subject of a Bankruptcy Event or (ii) become the subject of a Bail-in Action.”

(c) The definition of “L/C Commitment” set forth in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

““L/C Commitment”: with respect to each Issuing Lender, the commitment of such Issuing Lender to issue Letters of Credit pursuant to Section 3.1. The amount of each Issuing Lender’s L/C Commitment as of the Fifth Amendment Effective Date is set forth on Schedule 3.1. The L/C Commitments are part of, and not in addition to, the Revolving Commitment. On the Fifth Amendment Effective Date the aggregate L/C Commitments of all of the Issuing Lenders is $50,000,000.”

(d) The last sentence of the definition of “Revolving Commitment” set forth in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

“The total amount of the Total Revolving Commitments as of the Fifth Amendment Effective Date is $125,000,000.”

(e) The definition of “Revolving Termination Date” set forth in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

““Revolving Termination Date”: December 1, 2018.”

(f) Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of “Swingline Commitment”, “Swingline Exposure”, “Swingline Lender”, “Swingline Loans” and “Swingline Participation Amount”.

(g) The first sentence of Section 2.5 of the Credit Agreement is hereby amended by replacing “(b) one Business Day prior to the requested Borrowing Date, in the case of ABR Loans (provided that any such notice of borrowing of ABR Loans under the Revolving Facility to finance payments required by Section 3.5 may be given not later than 10:00 A.M. New York City time, on the date of the proposed borrowing)” with “(b) on the requested Borrowing Date, in the case of ABR Loans”

(h) Section 2.6 of the Credit Agreement is hereby amended in its entirety to read as follows:

“2.6 [Reserved].”

(i) Section 2.7 of the Credit Agreement is hereby amended in its entirety to read as follows:

“2.7 [Reserved].”

(j) Section 3.1(a) of the Credit Agreement is hereby amended by: (x) inserting “(i) the Issuing Lender’s L/C Commitment would exceed such Issuing Lender’s L/C Commitment set forth on Schedule 3.1,” after the phrase “after giving effect to such issuance,”, (y) replacing “(i) the L/C Obligations would exceed the L/C Commitment” with “(ii) the L/C Obligations would exceed the aggregate L/C Commitments” and (z) replacing “(ii)” in the first sentence thereof with “(iii)”.

(k) Section 6.9(b) of the Credit Agreement is hereby amended by inserting the following immediately prior to the phrase “For the avoidance of doubt,”:

“Notwithstanding the foregoing, the Administrative Agent shall not enter into any Mortgage in respect of any real property acquired by the Borrower or any Subsidiary Guarantor after the Fifth Amendment Effective Date until the date that occurs fourteen (14) days after the Administrative Agent has made available to the Lenders (which may be delivered electronically on IntraLinks/IntraAgency or another relevant website, if any, to which each Lender and the Administrative Agent have access (whether a commercial or third-party website or whether sponsored by the Administrative Agent)) the following documents in respect of such real property: (i) a completed flood hazard determination from a third party vendor; (ii) if such real property is located in a special flood hazard area, (A) a notification to the Borrower of that fact and (if applicable) notification to the Borrower that flood insurance coverage is not available and (B) evidence of the receipt by the Borrower of such notice; and (iii) if such notice is required to be provided to the Borrower and flood insurance is available in the community in which such real property is located, evidence of required flood insurance.”

(l) Schedule 1.1A to the Credit Agreement is hereby amended to be in the form attached as Schedule 1.1A hereto.

(m) Schedule 1.1B to the Credit Agreement is hereby amended to be in the form attached as Schedule 1.1B hereto.

(n) Schedule 3.1 hereto is hereby incorporated into the Credit Agreement as new Schedule 3.1 thereto.

(o) Schedule 6.13 hereto is hereby incorporated into the Credit Agreement as new Schedule 6.13 thereto.

(p) Section 6.13 is hereby added to the Credit Agreement to read as follows:

“6.13 Landlord Collateral Access or Waiver. If at any time the Borrower or any of its Restricted Subsidiaries sells, conveys or otherwise disposes of fee properties or structures listed on Schedule 6.13 hereto but retains a leasehold interest or otherwise stores or maintains inventory, equipment or other goods of the Borrower or any of its Restricted Subsidiaries at such location, the Borrower shall, or shall cause such Restricted Subsidiary to, use commercially reasonable efforts to obtain a collateral access agreement or landlord waiver in form and substance satisfactory to the Administrative Agent in its reasonable discretion.”

(q) Section 10.18 is hereby added to the Credit Agreement to read as follows:

“10.18 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)	the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)	the effects of any Bail-in Action on any such liability, including, if applicable:

(i)	a reduction in full or in part or cancellation of any such liability;

(ii)	a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)	the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

Section 3. Amendment Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a) the Administrative Agent shall have received:

(i) original counterparts of this Amendment, duly executed by the Borrower, the Administrative Agent and each Revolving Lender;

(ii) an Acknowledgment and Consent, substantially in the form of Exhibit A, duly executed and delivered by each Subsidiary Guarantor; and

(iii) a certificate signed by a Responsible Officer of the Borrower certifying that (A) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Fifth Amendment Effective Date as if made on and as of such date (except to the extent (x) any such representations and warranties relate, by their terms, to a specific date, in which case such representations and warranties shall be true and correct in all material respects on and as of such specific date and (y) any such representations and warranties are qualified by materiality, in which case such representations and warranties shall be true and correct in all respects) and (B) no Default or Event of Default shall have occurred and be continuing on the Fifth Amendment Effective Date; and

(b) the Borrower shall have paid all fees to the Administrative Agent and all fees, charges and disbursements of counsel to the Administrative Agent, in each case to the extent invoiced at least one (1) day prior to the Fifth Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the date upon which the Amendment shall be effective (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

The date on which such conditions have been satisfied (or waived) is referred to herein as the “Fifth Amendment Effective Date”.

Section 4. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and each of the Lenders as follows:

(a) The Borrower has the corporate power and authority to make, deliver and perform this Amendment.

(b) The Borrower has taken all necessary corporate or organizational action to authorize the execution, delivery and performance of this Amendment.

(c) No consent or authorization of, filing with, notice to or other act by, or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment.

(d) This Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights or remedies generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(e) The execution, delivery and performance of this Amendment will not (a) violate any Requirement of Law or any Contractual Obligation of any Group Member, except where any such violation would not reasonably be expected to result in a Material Adverse Effect, or (b) result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents), except where any such creation or imposition of any such Lien would not reasonably be expected to have a Material Adverse Effect.

(f) Before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(g) Since December 31, 2015, there has been no development or event that has had or is reasonably expected to have a Material Adverse Effect.

Section 5. Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed by the Borrower and the other Loan Parties. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower or the other Loan Parties that would require the waiver or consent of the Administrative Agent or the Lenders.

Section 6. Effect of Amendment. On and after the Fifth Amendment Effective Date, each reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment. On and after the Fifth Amendment Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. On and after the Fifth Amendment Effective Date, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import, as used in the Term Loan Agreement, shall, unless the context otherwise requires, mean the Credit Agreement.

Section 7. Consent. The Administrative Agent and the Required Lenders hereby consent to release the Mortgage with respect to the structures listed on Schedule 6.13 hereto.

Section 8. Counterparts. This Amendment may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, facsimile or other electronic (e.g., “.pdf”) form and all of such counterparts taken together constitute one instrument.

Section 9. References. The words “hereby,” “herein,” “hereinabove,” “hereinafter,” “hereinbelow,” “hereof,” “hereunder” and words of similar import when used in this Amendment refer to this Amendment as a whole and not to any particular article, section or provision of this Amendment.

Section 10. Headings Descriptive. The headings of the several sections of this Amendment are inserted for convenience only and do not in any way affect the meaning or construction of any provision of this Amendment.

Section 11. Governing Law. This Amendment is governed by and will be construed in accordance with the law of the State of New York.

Section 12. Final Agreement of the Parties. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signatures on following pages.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

SUNCOKE ENERGY, INC.

By:	/s/ Fay West
Name:	Fay West
Title:	Senior Vice President and Chief Financial Officer

Signature Page to

Amendment No. 5 to SXC Credit Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Peter S. Predun
Name:	Peter S. Predun
Title:	Executive Director

Signature Page to

Amendment No. 5 to SXC Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Jonathan M. Phillips
Name:	Jonathan M. Phillips
Title:	Senior Vice President

Signature Page to

Amendment No. 5 to SXC Credit Agreement

Branch Banking and Trust Company, as a Lender

By:	/s/ Max N. Greer III
Name:	Max N. Greer III
Title:	Senior Vice President

Signature Page to

Amendment No. 5 to SXC Credit Agreement

BARCLAYS BANK PLC, as a Lender

By:	/s/ Christopher M. Aitkin
Name:	Christopher M. Aitkin
Title:	Assistant Vice President

Signature Page to

Amendment No. 5 to SXC Credit Agreement

Citibank, N.A., as a Lender

By:	/s/ David Jaffe
Name:	David Jaffe
Title:	Vice President

Signature Page to

Amendment No. 5 to SXC Credit Agreement

Credit Suisse AG, Cayman Islands Branch, as a Lender

By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Authorized Signatory

By:	/s/ Nicholas Goss
Name:	Nicholas Goss
Title:	Authorized Signatory

Signature Page to

Amendment No. 5 to SXC Credit Agreement

Goldman Sachs Bank USA, as a Lender

By:	/s/ John Rosenthal
Name:	John Rosenthal
Title:	Authorized Signatory

Signature Page to

Amendment No. 5 to SXC Credit Agreement

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jason C. Hedrick
Name:	Jason C. Hedrick
Title:	Authorized Signatory

Signature Page to

Amendment No. 5 to SXC Credit Agreement

TORONTO DOMINION (TEXAS) LLC, as a Lender

By:	/s/ Rayan Karim
Name:	Rayan Karim
Title:	Authorized Signatory

Signature Page to

Amendment No. 5 to SXC Credit Agreement

Wells Fargo Bank, N.A., as a Lender

By:	/s/ Benjamin Livermore
Name:	Benjamin Livermore
Title:	Vice President

Signature Page to

Amendment No. 5 to SXC Credit Agreement

EXHIBIT A

FORM OF ACKNOWLEDGMENT AND CONSENT

Reference is made to the Credit Agreement, dated as of July 26, 2011 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its provisions, the “Credit Agreement”), among Suncoke Energy, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities signatories hereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent for the lenders (the “Administrative Agent”). Capitalized terms used and not defined herein shall have the respective meanings given them in the Credit Agreement.

The Borrower and the Revolving Lenders have agreed to amend the provisions of the Credit Agreement on the terms described in Amendment No. 5 to Credit Agreement, dated as of February 2, 2017 (the “Amendment”).

Each of the undersigned Subsidiary Guarantors hereby (a) consents to the transactions contemplated by the Amendment, (b) acknowledges and agrees that the guarantees and Liens granted by such party contained in the Security Documents to which it is a party are, and shall remain, in full force and effect after giving effect to the Amendment and (c) represents and warrants that the representations and warranties set forth in such Loan Documents are complete and correct in all material respects on the date hereof as if made on and as of such date (except to the extent (x) any such representations and warranties relate, by their terms, to a specific date, in which case such representations and warranties shall be true and correct in all material respects on and as of such specific date and (y) any such representations and warranties are qualified by materiality, in which case such representations and warranties shall be true and correct in all respects) and confirms that all references in such Loan Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended hereby as of such date without impairing any such obligations or Liens in any respect.

IN WITNESS WHEREOF, the parties hereto have executed this Acknowledgment and Consent as of February     , 2017.

Elk River Minerals Corporation
Indiana Harbor Coke Company
Indiana Harbor Coke Corporation
Jewell Coal and Coke Company, Inc.
Jewell Coke Acquisition Company
Jewell Coke Company, L.P.,
By: Jewell Coke Acquisition Company, its general partner
Jewell Resources Corporation
Sun Coal & Coke LLC
SunCoke Energy South Shore LLC,
By: Sun Coal & Coke LLC, its sole member
SunCoke Technology and Development LLC

By:	/s/ Fay West
Name:	Fay West
Title:	Senior Vice President and Chief Financial
Officer

Signature Page to

Acknowledgment and Consent - Amendment No. 5 to SXC Credit Agreement

SCHEDULE 1.1A

Revolving Commitments

JPMorgan Chase Bank, N.A.	$20,833,333.36
Bank of America, N.A.	$20,833,333.36
Barclays Bank PLC	$10,416,666.66
Citibank, N.A.	$10,416,666.66
Credit Suisse AG, Cayman Islands Branch	$10,416,666.66
Royal Bank of Canada	$10,416,666.66
Goldman Sachs Bank USA	$10,416,666.66
Branch Banking and Trust Company	$10,416,666.66
Toronto Dominion (Texas) LLC	$10,416,666.66
Wells Fargo Bank, National Association	$10,416,666.66

Total	$125,000,000.00

SCHEDULE 1.1B

MORTGAGED PROPERTY

Fee Properties

Address	Deed Book / Page Number	Tax ID Number	County	Notes
1034 Dismal River Rd. Oakwood, VA 24631	322/534	2HH118016	Buchanan	There are no structures located on this tract
1034 Dismal River Rd. Oakwood, VA 24631	225/578	2HH 118-006	Buchanan	All structures located thereon are excluded from the collateral package with the exception of “Screening Plant”
1034 Dismal River Rd. Oakwood, VA 24631	221/37	2HH 118-007	Buchanan	All structures located thereon are excluded from the collateral package
1034 Dismal River Rd. Oakwood, VA 24631	277/818	007-0961	Buchanan	All structures located thereon are excluded from the collateral package with the exception of “Old Screening Plant”

Leased Properties
Address	Deed Book / Page Number	Tax ID Number	County	Notes
1034 Dismal River Rd. Oakwood, VA 24631	149/193	2HH 118-001	Buchanan
1034 Dismal River Rd. Oakwood, VA 24631	150/310	2HH 118-002	Buchanan
1034 Dismal River Rd. Oakwood, VA 24631	150/316	2HH 118-003	Buchanan
1034 Dismal River Rd. Oakwood, VA 24631	150/314	2HH 118-004	Buchanan
1034 Dismal River Rd. Oakwood, VA 24631	188/312	2HH 118-005	Buchanan
1034 Dismal River Rd. Oakwood, VA 24631	437/632	2HH 010-009a	Buchanan
1034 Dismal River Rd. Oakwood, VA 24631	403/253	2HH 118-021	Buchanan
1034 Dismal River Rd. Oakwood, VA 24631	438/196	001 019768	Buchanan
1034 Dismal River Rd. Oakwood, VA 24631	438/190	001 019769	Buchanan

SCHEDULE 3.1

L/C Commitments

JPMorgan Chase Bank, N.A.	$25,000,000
Bank of America, N.A.	$25,000,000

Total	$50,000,000

SCHEDULE 6.13

Fifth Amendment Released Property

1.	#3 Bathhouse

2.	Electrical Parts storage shed: building that houses hard parts and electrical pieces, dimensions: 16’x38’

3.	Blue Shed/ladder storage area: building, dimensions, 24’x300’

4.	Petroleum storage shed w/ three sides

5.	Coke lab/ screening plant/ lunch room building

6.	Building #8 - Warehouse/ office space: 300’ x 100’ (majority warehouse space)

7.	Door repair shop

8.	Shed: 3 sided steel shed

9.	Building #2 - Flat concrete pad/ shed with roof, 110’ x 20’

10.	Central Shop: 175’ x 50’

11.	Shed: 3 sided steel shed with roof, 8’ x 30’

12.	Central Shop Bathhouse: Showers, 20’ x 54’

13.	Weight room that was used for the mining rescue team: 34’ x 20’

14.	Electrical Shop: used for electrical repairs, 100’ x 32’

In each case, to the extent located on one or more of the following tracts:

•	Tract having Tax Id# 2HH118016 (listed as Tract 64 in First Amendment to Deed of Trust recorded as instrument 11000228 recorded on September 13, 2011)

•	Tract having Tax Id# 2HH 118-006 (listed as Tract 8 in First Amendment to Deed of Trust recorded as instrument 11000229 recorded on September 13, 2011)

•	Tract having Tax Id# 2HH 118-007 (listed as Tract 9 in First Amendment to Deed of Trust recorded as instrument 11000229 recorded on September 13, 2011)

•	Tract having Tax Id# 007-0961 (listed as Tract 10 in First Amendment to Deed of Trust recorded as instrument 11000229 recorded on September 13, 2011)